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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) December 6, 1999
                                                         ----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       1-13936                52-1940834
      --------                       -------                ----------
(State or other Jurisdiction of    (Commission              (IRS Employer
 Incorporation or Organization)    File Number)             Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

      On December 6, 1999, BostonFed Bancorp, Inc., a Delaware corporation ("BostonFed"), the parent of Boston Federal Savings Bank ("BFSB") and Broadway National Bank ("BNB"), completed its acquisition of Diversified Ventures, Inc. ("Diversified") and Ellsmere Insurance Agency, Inc. ("Ellsmere"), pursuant to a Purchase and Sale Agreement (the "Purchase Agreement") dated August 4, 1999 by and among BostonFed, Diversified, Ellsmere, and Gene J. DeFeudis ("Seller"). BFSB purchased all of the outstanding capital stock of Diversified and BNB purchased all of the outstanding capital stock of Ellsmere in a cash transaction. The tax-deductible transaction premium will be approximately $17 million and will be amortized over 15 years. The transaction premium reflects a multiple of approximately 5.0 times Diversified's estimated 1999 after-tax earnings. BostonFed expects the transaction to be accretive to both GAAP and cash earnings in the first year.

      Diversified originates high quality loans primarily direct with consumers purchasing or refinancing manufactured homes, recreational vehicles, marine and leased equipment and does not compete in "sub-prime" lending markets. Diversified originates and sells loans to third party client lenders. It will operate as a separate subsidiary of BFSB and continue to conduct its business under its current management. Ellsmere will operate as a separate subsidiary of BNB.

      The press release issued by BostonFed with respect to the transaction is filed herewith as Exhibit 99.



ITEM 7(C).  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------
Exhibit 2      Purchase and  Sale Agreement, dated as of August 4, 1999, by  and
               among  BostonFed  Bancorp,  Inc.,  Diversified  Ventures,   Inc.,
               Ellsmere Insurance Agency, Inc. and Gene J. DeFeudis.*

Exhibit 99     Press Release  issued  by  BostonFed Bancorp, Inc. on December 7,
               1999.



*Incorporated by reference to the Form 8-K filed on August 4, 1999.



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CONFORMED



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BOSTONFED BANCORP, INC.



Dated: December 21, 1999              By: /s/ David F. Holland
                                          --------------------------------------
                                          Name:  David F. Holland
                                          Title: President and Chief Executive
                                                 Officer



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                                  EXHIBIT INDEX


Exhibit 2      Purchase and Sale  Agreement, dated as of August 4, 1999, by  and
               among  BostonFed  Bancorp,  Inc.,  Diversified  Ventures,   Inc.,
               Ellsmere Insurance Agency, Inc. and Gene J. DeFeudis.*

Exhibit 99     Press Release issued  by BostonFed  Bancorp, Inc.  on December 7,
               1999.



*Incorporated by reference to the Form 8-K filed on August 4, 1999.